UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 25, 2021
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rollins Road, Millbrae, California	94030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 937-7816
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange
Warrants exercisable for Common Stock	STEM WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 1.01. Entry Into a Material Definitive Agreement.

On June 25, 2021, Stem, Inc. (f/k/a Star Peak Energy Transition Corp.), a Delaware corporation (the “Company”), Star Peak Sponsor LLC, a Delaware limited liability company (“STPK Sponsor”), and Star Peak Sponsor Warrantco LLC, a Delaware limited liability company (together with STPK Sponsor, the “Sellers”), entered into an Exchange Agreement (the “Exchange Agreement”). Pursuant to that agreement, the Sellers have agreed to exchange 7,181,134 warrants originally issued to STPK Sponsor in a private placement that closed simultaneously with the initial public offering of the Company (the “Private Placement Warrants”), for 4,683,349 shares of the Company’s common stock, par value $0.0001 per share (the “Exchange Shares”), on the terms and conditions set forth in the Exchange Agreement (the “Exchange”). The Exchange Agreement contains customary representations, warranties and closing conditions. The exchange calculation was based on a Black-Scholes calculation that utilized, among other factors, the trading volatility of a group of peer companies, given the limited trading history of the Company’s common stock. The Exchange Agreement also provides that the Company will register for resale the Exchange Shares issued to the Sellers pursuant to the terms of the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The shares of Common Stock to be issued pursuant to the Exchange Agreement will be issued in reliance upon the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10	Exchange Agreement dated as of June 25, 2021, between Stem, Inc. and the Sellers named therein.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: June 25, 2021	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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